UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

STARRY SEA ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42768	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

418 Broadway #7531
Albany, NY, 12207

(Address of principal executive offices)

(646) 750-8895

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, and one Right to acquire one-sixth of one Ordinary Share	SSEAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	SSEA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-sixth of one Ordinary Share	SSEAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2025, the registration statement on Form S-1 (File No. 333- 287976), initially filed by STARRY SEA ACQUISITION CORP, a Cayman Islands exempted company (the “Company”), with the U.S. Securities and Exchange Commission (the “Commission”) on June 12, 2025, as amended (the “Registration Statement”), relating to the initial public offering of the Company (the “IPO”) was declared effective by the Commission.

On August 11, 2025, the Company consummated the IPO of 5,750,000 units (including 750,000 units issued upon the full exercise of the over-allotment option, the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one right to receive one-sixth (1/6th) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $57,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement dated August 7, 2025, by and between the Company and A.G.P./Alliance Global Partners, as representative of the underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement dated August 7, 2025 and as amended on August 11, 2025, by and between the Company and Transhare Corporation, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement dated August 7, 2025 (the “Letter Agreement”), by and among the Company, its officers, directors and the Company’s sponsor, STARRY SEA INVESTMENT LIMITED (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement dated August 7, 2025, by and between the Company and Odyssey Transfer and Trust Company, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement dated August 7, 2025, by and among the Company, STARRY SEA INVESTMENT LIMITED and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement dated August 7, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated as of August 7, 2025, by and between the Company and each of its officers and directors, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement dated August 7, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO on August 11, 2025, the Company consummated the private placement (“Private Placement”) with the Sponsor, of 247,121 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total gross proceeds of $2,471,210.

The Private Units are identical to the Public Units sold in the IPO. The Sponsor agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until at least 30 days following the completion of the Company’s initial business combination. The Sponsor was also granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering. No underwriting discounts or commissions were paid with respect to the Private Placement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on August 7, 2025, in connection with the effectiveness of the Registration Statement, Mr. Stephen Markscheid, Mr. Peter Jianfeng Chen and Mr. Liang Kang became directors of the Company.

The board has determined that each of Mr. Stephen Markscheid, Mr. Peter Jianfeng Chen and Mr. Liang Kang are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Mr. Stephen Markscheid, qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Mr. Stephen Markscheid, Mr. Peter Jianfeng Chen and Mr. Liang Kang serve as members of the audit committee, the corporate governance and nominating committee, and the compensation committee. Mr. Stephen Markscheid is the chairperson of the audit committee, Mr. Peter Jianfeng Chen is the chairperson of the corporate governance and nominating committee, and Mr. Liang Kang is the chairperson of the compensation committee.

The Company will reimburse the officers and directors for reasonable out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible target businesses and business combinations.

Other than as set forth in Item 1.01 and above, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2025, in connection with the IPO, the Company adopted its Second Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

As of August 11, 2025, a total of $57,500,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders, with Odyssey Transfer and Trust Company acting as trustee. An audited balance sheet as of August 11, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO.

On August 7, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 11, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 7, 2025, by and between the Company and A.G.P./Alliance Global Partners as representative of the underwriters
3.1	Second Amended and Restated Memorandum and Articles of Association
4.1	Rights Agreement, dated August 7, 2025 and as amended on August 11, 2025, by and between the Company and Transhare Corporation
10.1	Letter Agreement, dated August 7, 2025, by and among the Company, its officers, directors and STARRY SEA INVESTMENT LIMITED
10.2	Investment Management Trust Agreement, dated August 7, 2025, by and between the Company and Odyssey Transfer and Trust Company
10.3	Registration Rights Agreement, dated August 7, 2025, by and among the Company, STARRY SEA INVESTMENT LIMITED and each of the officers and directors of the Company
10.4	Private Placement Unit Purchase Agreement, dated August 7, 2025, by and between the Company and STARRY SEA INVESTMENT LIMITED
10.5	Form of Indemnification Agreement, dated August 7, 2025, by and between the Company and each of the officers and directors of the Company
10.6	Administrative Services Agreement, dated August 7, 2025, by and between the Company and STARRY SEA INVESTMENT LIMITED
99.1	Press Release dated August 7, 2025
99.2	Press Release dated August 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARRY SEA ACQUISITION CORP

	By:	/s/ Yan Liang
	Name:	Yan Liang
	Title:	Chief Executive Officer

Date: August 11, 2025

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